UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23445

Nuveen Enhanced High Yield Municipal Bond Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Interval Funds

30 September

2021

Nuveen Municipal Interval Fund

Fund Name	Class I	Class A
Nuveen Enhanced High Yield Municipal Bond Fund	NMSSX	NHYEX

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

Semiannual Report

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If you receive your Nuveen Fund dividends and statements directly from Nuveen.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

More than a year and a half has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a period marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.

Global economies have largely recovered from the pandemic-driven downturns with the help of vaccines and extraordinary support measures from governments and central banks. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. More recently, Congress passed a $1 trillion infrastructure spending plan, funding upgrades to road, rail and air transportation, broadband internet, and power and water systems.

Nevertheless, pandemic-related impacts continue to weigh on the outlook, particularly regarding inflation. The spread of the COVID-19 delta variant this year has exacerbated shortages of raw materials and labor, which contributed to inflation staying elevated for longer than expected. In response, some central banks, including the U.S. Federal Reserve, are beginning to reduce pandemic-era stimulus measures while other central banks have already started raising interest rates. The timing of monetary policy normalization will be a key focus in the markets, as will the progression of the virus, which can be difficult to predict given uneven vaccination rates around the world and new variants such as delta. Other key pieces of legislation also remain on the horizon in the U.S., including a $1.75 trillion social spending plan and raising the nation’s borrowing limit (known as the debt ceiling).

Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

During this time of economic uncertainty, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

November 22, 2021

Important Semiannual Shareholder Report Notice

For Shareholders of

Nuveen Enhanced High Yield Municipal Bond Fund

For current information on your Fund’s investment objectives, portfolio management team, portfolio manager commentary and average total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to the Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average total returns as of the end of this reporting period, please refer to the Fund Performance and Expense Ratios section within this report.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through bank borrowings and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The use of leverage had a negligible impact on the total return performance of the Fund over the reporting period.

As of September 30, 2021, the Fund’s percentages of leverage are as shown in the accompanying table.

Effective Leverage*	25.83%
Regulatory Leverage*	18.52%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of, certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S LEVERAGE

Bank Borrowings

As noted previously, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowings are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of June 30, 2021*	Draws	Paydowns	Outstanding Balance as of September 30, 2021	Average Balance Outstanding**	Draws	Paydowns	Outstanding Balance as of November 24, 2021
$ —	$11,300,000	$ —	$11,300,000	$11,300,000	$3,000,000	$ —	$14,300,000
*	Commencement of operations
**	For the period September 29, 2021 (initial draw on borrowings) through September 30, 2021.

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of September 30, 2021. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Class I	Class A
September 2021*	$0.0310	$0.0245
Total Distribution from Net Investment Income	$0.0310	$0.0245
*	Initial distribution declared by the Fund.

Distribution Rate on NAV**	3.73%	2.95%
**	Distribution rate represents the latest declared distribution, annualized, divided by the Fund’s current net asset value (NAV) as of the end of the reporting period.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

REPURCHASE OFFER

In order to provide liquidity to common shareholders, the Fund has adopted a fundamental investment policy, which may only be changed by a majority vote of shareholders, to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV, reduced by any applicable repurchase fee. Subject to approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 7.5% of the outstanding Common Shares at NAV. The Fund does not currently expect to charge a repurchase fee.

Refer to the Notes to Financial Statements, Note 5 – Fund Shares, for further details on the Fund’s repurchase offer.

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Fund Performance

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are repurchased, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at NAV would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the repurchase of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Expense Ratios

The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Nuveen Enhanced High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Performance and Expense Ratios

		Total Returns as of September 30, 2021*
		Cumulative
	Inception Date	Since Inception	Expense Ratios**
Class I Shares	6/30/21	0.11%	1.88%
Class A Shares at NAV	6/30/21	(2.55)%	2.63%
Class A Shares at maximum Offering Price	6/30/21	(0.05)%	—
S&P Municipal Yield Index	—	(0.12)%	—
*

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $100 thousand or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1.50 % if repurchased before the first day of the month in which the one-year anniversary of the purchase falls. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse Fund expenses through July 31, 2023 so that total annual Fund operating expenses (excluding distribution and/or service fees that may be applicable to a particular class of shares, issuance and dividend costs of preferred shares that may be issued by the Fund, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities litigation expenses and extraordinary expenses) do not exceed 1.25% of the average daily managed assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Holding Summaries    September 30, 2021

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	132.7%
Corporate Bonds	3.0%
Short-Term Municipal Bonds	0.5%
Other Assets Less Liabilities	(1.4)%
Net Assets Plus Borrowings & Floating Rate Obligations	134.8%
Borrowings	(22.7)%
Floating Rate Obligations	(12.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	36.7%
Education and Civic Organizations	11.9%
Transportation	10.7%
Long-Term Care	9.3%
Industrials	7.7%
Tax Obligation/General	6.9%
Utilities	5.3%
Other	11.5%
Total	100%

States and Territories

(% of total municipal bonds)

Florida	16.0%
Puerto Rico	12.9%
Colorado	12.3%
Texas	10.2%
Wisconsin	9.3%
Ohio	6.3%
New York	6.0%
Utah	5.0%
California	3.6%
Other[1]	18.4%
Total	100%

Portfolio Credit Quality

(% of total investment exposure)

AAA	4.1%
AA	4.4%
A	2.7%
BBB	1.5%
BB or Lower	7.0%
N/R (not rated)	80.3%
Total	100%

1	See Portfolio of Investments for details on “other” States and Territories.

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or repurchase fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the Fund’s expense example below reflects only the first 92 days of the Fund’s operations, it may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2021.

The beginning of the period is June 30, 2021 (commencement of operations).

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

	Share Class
Actual Performance	Class I	Class A
Beginning Account Value	$1,000.00	$1,000.00
Ending Account Value	$1,001.10	$999.45
Expenses Incurred During the Period	$3.03	$4.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00
Ending Account Value	$1,009.58	$1,007.91
Expenses Incurred During the Period	$3.04	$4.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20% and 1.86% for Classes I and A, respectively, multiplied by 92/365 (to reflect the 92 days in the period since commencement of operations).

Nuveen Enhanced High Yield Municipal Bond Fund Portfolio of Investments September 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 135.7% (99.6% of Total Investments)

	MUNICIPAL BONDS – 132.7% (97.4% of Total Investments)

	Arizona – 3.7%

$150	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Revenue Bonds, Montecito Assessment District 3, Series 2021, 3.750%, 7/01/46 (WI/DD, Settling 10/21/21)	7/31 at 100.00	N/R	$147,147
600	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Benjamin Franklin Charter School Projects, Series 2018A, 4.800%, 7/01/28, 144A	No Opt. Call	Ba2	680,016
1,000	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017B, 5.350%, 10/01/25, 144A	11/21 at 100.00	N/R	1,001,460
1,750	Total Arizona			1,828,623

	California – 4.8%

250	California Community Housing Agency, California, Essential Housing Revenue Bonds, K Street Flats, Series 2021A-2, 4.000%, 8/01/50, 144A (WI/DD, Settling 10/07/21)	8/32 at 100.00	N/R	259,110
300	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit at Sausalito Apartments, Series 2021A-2, 4.000%, 2/01/50, 144A	8/32 at 100.00	N/R	316,176
250	California School Finance Authority, California, Charter School Revenue Bonds, Girls Athletic Leadership School Los Angeles Project, Series 2021A, 4.000%, 6/01/51, 144A	6/31 at 100.00	N/R	254,403
305	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A (WI/DD, Settling 10/21/21)	10/31 at 100.00	N/R	328,332
135	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Waterscape Apartments, Mezzanine Lien Series 2021B, 4.000%, 9/01/46, 144A	9/31 at 100.00	N/R	142,227
1,000	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, 2016 Election, Series 2021F, 3.000%, 8/01/48 – BAM Insured (UB) (4)	8/31 at 100.00	AA	1,065,720
2,240	Total California			2,365,968

	Colorado – 16.3%

1,000	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/48	9/24 at 103.00	N/R	1,062,890
500	Bradley Heights Metropolitan District 2, Colorado Springs, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2021A-3, 4.750%, 12/01/51	9/26 at 103.00	N/R	492,075
500	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Junior Subordinate Series 2016, 7.000%, 12/15/57	11/21 at 100.00	N/R	380,080
835	Chambers Highpoint Metropolitan District No 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2021, 5.000%, 12/01/51	9/26 at 103.00	N/R	871,239
247	Cherry Hills City Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2020B-3, 8.000%, 12/15/47, 144A	12/25 at 103.00	N/R	246,022
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Ralston Creek at Arvada Project, Series 2017A, 5.750%, 11/01/47	11/25 at 102.00	N/R	901,700
350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 5.500%, 12/01/30, 144A	12/25 at 100.00	N/R	372,666
500	Horizon Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2021A-3, 4.500%, 12/01/51, 144A	9/26 at 103.00	N/R	504,885

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$650	Pronghorn Valley Metropolitan District, Aurora, Colorado, Limited Tax General Obligatoin Bonds, Convertible to Unlimited Tax Series 2021A, 4.000%, 12/01/51	9/26 at 103.00	N/R	$647,705
500	Siena Lake Metropolitan District, Gypsum, Colorado, General Obligation Limited Tax Bonds, Series 2021, 4.000%, 12/01/51	9/26 at 103.00	N/R	493,925
500	Westwood Metropolitan District, Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Senior Series 2021A, 4.000%, 12/01/51	9/26 at 103.00	N/R	500,150
205	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Convertible Capital Appreciation Series 2021A-2, 0.000%, 12/01/51	9/26 at 97.28	N/R	153,826
	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Series 2021A-1:
500	4.000%, 12/01/36	9/26 at 103.00	N/R	503,940
1,000	4.125%, 12/01/51	9/26 at 103.00	N/R	993,880
8,287	Total Colorado			8,124,983

	District of Columbia – 2.0%

1,162	District of Columbia, Tax Increment Revenue Bonds, Union Market Infrastructure Project, Series 2021A, 0.000%, 6/01/31, 144A	6/28 at 100.00	N/R	983,180

	Florida – 21.4%

	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021:
250	4.000%, 8/15/51, 144A	8/28 at 100.00	N/R	240,290
250	4.200%, 8/15/56, 144A	8/28 at 100.00	N/R	239,825
250	4.250%, 8/15/61, 144A	8/28 at 100.00	N/R	239,348
15,020	Capital Trust Agency, Florida, Revenue Bonds, Educational Growth Fund, LLC, Charter School Portfolio Projects, Subordinate Series 2021B, 0.000%, 7/01/61, 144A	No Opt. Call	N/R	1,772,510
	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc Project, Series 2017:
250	5.375%, 8/01/32, 144A	8/24 at 103.00	N/R	235,958
175	5.625%, 8/01/37, 144A	8/24 at 103.00	N/R	163,756
250	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc Project, Series 2021A, 4.000%, 7/01/51, 144A (WI/DD, Settling 10/07/21)	7/31 at 100.00	N/R	260,642
3,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, 144A (AMT)	1/24 at 107.00	N/R	3,266,610
1,000	Hillsborough County, Florida, Utility Revenue Bonds, Series 2021A, 2.500%, 8/01/51 (UB) (4)	8/31 at 100.00	Aaa	968,630
250	Leomas Landing Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2021, 4.000%, 5/01/52 (WI/DD, Settling 10/08/21)	5/31 at 100.00	N/R	257,615
250	LTC Ranch West Residential Community Development District, 4.000%, 5/01/52 (WI/DD, Settling 10/14/21)	5/31 at 100.00	N/R	256,995
1,000	Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Subordinate Series 2021B-1, 4.000%, 10/01/50 (AMT) (UB) (4)	10/31 at 100.00	N/R	1,147,760
500	Sawyers Landing Community Development District, Florida, Special Assessment Revenue Bonds, Series 2021, 4.250%, 5/01/53	5/31 at 100.00	N/R	520,350
295	Summit View Community Development District, Dade City, Florida, Special Assessment Revenue Bonds, Series 2021B, 5.000%, 5/01/41	No Opt. Call	N/R	289,926
250	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, South Assessment Area Series 2021B, 4.625%, 5/01/36, 144A	9/23 at 100.00	N/R	246,343
250	Timber Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018, 4.000%, 12/15/51, (WI/DD, Settling 10/20/21)	12/31 at 100.00	N/R	260,592
250	Wind Meadows South Community Development District, Bartow, Florida, Special Assessment Bonds, Assessment Area 1 Project, Series 2021, 4.000%, 5/01/52 (WI/DD, Settling 10/15/21)	5/31 at 100.00	N/R	256,992
23,490	Total Florida			10,624,142

Nuveen Enhanced High Yield Municipal Bond Fund (continued)

Portfolio of Investments September 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia – 2.2%

$1,055	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court Project, Series 2021A, 4.000%, 4/01/56, 144A (WI/DD, Settling 10/07/21)	4/28 at 103.00	N/R	$1,098,118

	Guam – 2.1%

990	Guam AB Won Pat International Airport Authority, Revenue Bonds, Series 2021A, 4.460%, 10/01/43	10/31 at 100.00	Baa2	1,029,808

	Idaho – 0.5%

250	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Gem Prep Meridian South Charter School Project, Series 2021, 4.000%, 5/01/56, 144A	11/25 at 100.00	N/R	245,393

	Illinois – 2.1%

1,000	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 5.000%, 1/01/39	1/26 at 100.00	N/R	1,034,650

	Michigan – 2.8%

1,000	Michigan Finance Authority, Higher Education Limited Obligation Revenue Bonds, Aquinas College Project, Refunding Series 2021, 5.000%, 5/01/46	5/31 at 100.00	N/R	1,094,720
100	Summit Academy North, Michigan, Revenue Bonds, Public School Academy, Refunding Series 2021, 4.000%, 11/01/41	11/28 at 103.00	BB	107,287
185	Trillium Academy, Michigan, Public School Academy Revenue Bonds, Refunding Series 2019, 5.750%, 11/01/40	11/26 at 103.00	BB	200,337
1,285	Total Michigan			1,402,344

	Missouri – 4.0%

1,500	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B, 5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	1,527,885
	Missouri Southern State University, Auxiliary Enterprise System Revenue Bonds, Series 2021:
100	4.000%, 10/01/34	10/31 at 100.00	N/R	105,741
100	4.000%, 10/01/44	10/31 at 100.00	N/R	103,246
250	North Outer Forty Transportation Development District, Chesterfield, Missouri, Transportation Development Revenue Notes, Refunding Series 2021A, 4.000%, 12/01/46	No Opt. Call	N/R	241,775
1,950	Total Missouri			1,978,647

	New York – 8.0%

	Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter School Project, Social Impact Project Series 2021A:
100	5.000%, 6/01/41, 144A	6/29 at 100.00	N/R	112,932
100	5.000%, 6/01/51, 144A	6/29 at 100.00	N/R	111,847
1,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Green Series 2020D-1B, 2.400%, 11/01/50 (UB) (4)	5/28 at 100.00	AA+	941,080
1,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Tender Option Bond Trust 2021-XL0183, 2.450%, 11/01/45 (UB) (4)	9/29 at 100.00	N/R	962,720
625	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Refunding Green Series 2021A, 3.000%, 11/15/51 (UB) (4)	11/31 at 100.00	A	638,544
1,000	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A, 5.000%, 1/01/31 (AMT)	1/26 at 100.00	Caa1	984,730
250	Western Regional Off-Track Betting Corporation, New York, Tax Exempt Revenue Bonds, Additional Secured General Obligation Series 2021, 4.125%, 12/01/41, 144A	6/31 at 100.00	N/R	247,787
4,075	Total New York			3,999,640

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 7.8%

$6,500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	$1,041,235
150	Cleveland-Cuyahoga County Port Authority, Ohio, Tax Increment Financing Revenue Bonds, Flats East Bank Project, Refunding Senior Series 2021A, 4.000%, 12/01/55, 144A	12/29 at 100.00	BB	157,341
100	Cleveland-Cuyahoga County Port Authority, Ohio, Tax Increment Financing Revenue Bonds, Flats East Bank Project, Refunding Subordinate Series 2021B, 4.500%, 12/01/55	12/29 at 100.00	N/R	106,091
250	Jefferson County Port Authority, Ohio, Economic Develoepment Revenue Bonds, JSW Steel USA Ohio, Inc Project, Series 2021, 3.500%, 12/01/51 (AMT)	12/31 at 100.00	Ba2	256,015
1,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series 2020A, 7.000%, 12/01/42, 144A (AMT)	12/27 at 103.00	N/R	1,150,030
1,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series 2020B, 10.000%, 12/01/27, 144A (AMT)	12/26 at 105.00	N/R	1,182,960
9,000	Total Ohio			3,893,672

	Oklahoma – 0.7%

100	Tulsa Authority for Economic Opportunity, Tulsa County, Oklahoma, Tax Apportionment Revenue Bonds, Santa Fe Square Project, Series 2021, 4.375%, 12/01/41, 144A	12/31 at 100.00	N/R	96,345
250	Tulsa Authority for Economic Opportunity, Tulsa County, Oklahoma, Tax Apportionment Revenue Bonds, Vast Bank Project, Series 2021, 4.000%, 12/01/43, 144A	12/31 at 100.00	N/R	239,815
350	Total Oklahoma			336,160

	Pennsylvania – 1.5%

500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31	No Opt. Call	N/R	496,670
250	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue Bonds, Philadelphia Electrical & Technology Charter School, Series 2021A, 4.000%, 6/01/41	6/31 at 100.00	BB	275,670
750	Total Pennsylvania			772,340

	Puerto Rico – 17.2%

100	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 3.957%, 7/01/42 (5)	7/22 at 100.00	D	98,000
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT:
190	3.957%, 7/01/32 (5)	11/21 at 100.00	D	186,200
250	3.957%, 7/01/37 (5)	11/21 at 100.00	D	245,000
160	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA, 3.998%, 7/01/27 (5)	11/21 at 100.00	D	157,400
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L, 5.250%, 7/01/38 – AMBAC Insured	No Opt. Call	AAA	1,089,180
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
155	5.250%, 7/01/32 – NPFG Insured	No Opt. Call	AAA	168,245
150	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	AAA	163,156
	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C:
130	5.500%, 7/01/25 – AMBAC Insured	No Opt. Call	AAA	140,353
200	5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	AAA	218,494
555	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/29 – AMBAC Insured	No Opt. Call	N/R	398,346
315	Puerto Rico Public Buildings Authority, 10.000%, 7/01/35	11/21 at 100.00	N/R	331,675
285	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Refunding Series 2002D, 5.450%, 7/01/31 – AMBAC Insured	11/21 at 100.00	N/R	293,923

Nuveen Enhanced High Yield Municipal Bond Fund (continued)

Portfolio of Investments September 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Puerto Rico (continued)

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$2,565	0.000%, 7/01/46	7/28 at 41.38	N/R	$846,835
2,500	0.000%, 7/01/51	7/28 at 30.01	N/R	597,375
1,000	Puerto Rico, General Obligation Bonds, Public Improvement Series 2008A, 2.140%, 7/01/33 (5)	11/21 at 100.00	N/R	965,000
1,000	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2012A, 2.260%, 7/01/23 (5)	7/22 at 100.00	N/R	918,750
2,000	Puerto Rico, General Obligation Bonds, Series 2014A, 1.990%, 7/01/35 (5)	11/21 at 100.00	N/R	1,730,000
12,555	Total Puerto Rico			8,547,932

	South Carolina – 2.8%

250	South Carolina Jobs-Economic Development Authority, Retirement Community Revenue Notes, Kiawah Life Plan Village, Inc Project, Series 2021A, 8.750%, 7/01/25	10/21 at 100.00	N/R	252,820
1,000	South Carolina Public Service Authority, Revenue Obligation Bonds, Improvement Series 2021B, 4.000%, 12/01/51 (UB) (4)	12/31 at 100.00	A	1,160,780
1,250	Total South Carolina			1,413,600

	Texas – 13.6%

250	Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Second-Lien Series 2021B, 5.000%, 10/01/50, 144A	10/31 at 100.00	N/R	262,775
575	Baytown Municipal Development District, Texas, Hotel Revenue Bonds, Baytown Convention Center Hotel, Second-Lien Series 2021B, 5.000%, 10/01/50, 144A	10/31 at 100.00	BB	622,294
150	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District Neighborhood Improvement Area 4 Project, Series 2021, 4.000%, 9/01/51, 144A (WI/DD, Settling 10/19/21)	9/31 at 100.00	N/R	154,815
275	Conroe Local Government Corporation, Texas, Hotel Revenue Bonds, Conroe Convention Center Hotel, Second-Lien Series 2021B, 5.000%, 10/01/50	10/31 at 100.00	BB–	297,855
1,000	Legato Community Authority, Commerce City, Texas, Limited Tax Supported Revenue Bonds, District 1, 2, 3 & 7, Convertible Capital Appreciation Series 2021A-2, 5.000%, 12/01/51	6/26 at 100.67	N/R	833,250
750	Legato Community Authority, Commerce City, Texas, Limited Tax Supported Revenue Bonds, District 1, 2, 3 & 7, Series 2021A-1, 5.000%, 12/01/51	6/26 at 103.00	N/R	808,613
1,190	New Hope Cultural Education Facilities Finance Corporation, Texas, Senior Living Revenue Bonds, Sanctuary LTC LLC Project, Series 2021A-1, 5.500%, 1/01/57	1/28 at 103.00	N/R	1,168,080
250	Plano, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, Collin Creek East Public Improvement District Project, Series 2021, 4.375%, 9/15/51, 144A	9/31 at 100.00	N/R	252,810
250	Plano, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, Collin Creek West Public Improvement District Project, Series 2021, 4.000%, 9/15/51, 144A	9/31 at 100.00	N/R	258,505
1,000	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021A, 3.000%, 1/01/50, 144A (AMT)	7/23 at 103.00	N/R	941,610
40	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2007, 5.750%, 11/15/37 (5)	11/21 at 100.00	N/R	22,800
	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015A:
100	0.000%, 11/15/35 (5)	11/25 at 100.00	N/R	57,000
800	5.500%, 11/15/45 (5)	11/25 at 100.00	N/R	456,000
935	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015B-1, 0.000%, 11/15/21 (5)	11/21 at 100.00	N/R	532,950

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$80	Viridian Municipal Management District, Texas, Assessment Revenue Bonds, Series 2017, 4.250%, 12/01/44		12/25 at 100.00	N/R	$84,494
7,645	Total Texas				6,753,851

	Utah – 6.6%

500	Black Desert Public Infrastructure District, Utah, Limited Tax General Obligation Bonds, Subordinate Series 2021B, 7.375%, 9/15/51, 144A		9/26 at 103.00	N/R	493,560
1,745	Military Installation Development Authority, Utah, Tax Allocation Revenue Bonds, Series 2021A-2, 4.000%, 6/01/52		9/26 at 103.00	N/R	1,765,015
1,000	Red Bridge Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds, Series 2021A, 4.375%, 2/01/51, 144A		2/26 at 103.00	N/R	1,039,270
3,245	Total Utah				3,297,845

	West Virginia – 0.2%

100	West Virginia Economic Development Authority, Dock and Wharf Facilities Revenue Bonds, Empire Trimodal Terminal, LLC Project, Series 2020, 7.625%, 12/01/40, 144A		12/27 at 103.00	N/R	102,799

	Wisconsin – 12.4%

3,230	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Brown County Expo Center Project, Series 2019, 0.000%, 6/01/54 (UB) (4)		6/29 at 37.80	AA	986,442
1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/36, 144A		6/26 at 100.00	N/R	1,043,680
345	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1, 4.000%, 9/01/56 (WI/DD, Settling 10/13/21)		9/31 at 100.00	N/R	356,353
1,000	Public Finance Authority of Wisconsin, First Tier Revenue Bonds, McLemore Hotel & Conference Center Project, Senior Series 2021A, 4.500%, 6/01/56, 144A		6/28 at 103.00	N/R	997,710
1,700	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A, 7.000%, 7/01/48, 144A		7/28 at 100.00	N/R	1,635,689
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group Aviation Facilities Project, Series 2021, 4.250%, 7/01/54 (AMT)		7/31 at 100.00	N/R	1,031,130
100	Saint Croix Chippewa Indians of Wisconsin, Revenue Bonds, Refunding Senior Series 2021, 5.000%, 9/30/41, 144A		9/28 at 100.00	N/R	97,410
8,375	Total Wisconsin				6,148,414
$90,804	Total Municipal Bonds (cost $66,466,176)				65,982,109

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 3.0% (2.2% of Total Investments)

	Electric Utilities – 1.0%

$1,000	Talen Energy Supply LLC	6.500%	6/01/25	CCC	$497,500

	Hotels, Restaurants & Leisure – 2.0%

1,000	Wild Rivers Water Park	8.500%	11/01/51	N/R	996,796
$2,000	Total Corporate Bonds (cost $1,412,332)				1,494,296
	Total Long-Term Investments (cost $67,878,508)				67,476,405

Nuveen Enhanced High Yield Municipal Bond Fund (continued)

Portfolio of Investments September 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.5% (0.4% of Total Investments)

	MUNICIPAL BONDS – 0.5% (0.4% of Total Investments)

	Ohio – 0.5%

$250	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, Variable Rate Demand Obligations, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory Put 9/15/21) (6)	No Opt. Call	N/R	$250,000
$250	Total Short-Term Investments (cost $250,000)			250,000
	Total Investments (cost $68,128,508) – 136.2%			67,726,405
	Borrowings – (22.7)% (7), (8)			(11,300,000)
	Floating Rate Obligations – (12.1)%			(6,015,000)
	Other Assets Less Liabilities – (1.4)%			(683,030)
	Net Assets Applicable to Common Shares – 100%			$49,728,375

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Borrowings as a percentage of Total Investments is 16.7%.

(8)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

September 30, 2021

(Unaudited)

Assets
Long-term investments, at value (cost $67,878,508)	$67,476,405
Short-term investments, at value (cost approximates value)	250,000
Receivable for:
Interest	603,410
Investments sold	6,908,079
Other assets	20,336
Total assets	75,258,230
Liabilities
Borrowings	11,300,000
Cash overdraft	1,773,857
Floating rate obligations	6,015,000
Payable for:
Dividends	154,377
Interest	44,591
Investments purchased – regular settlement	2,500,267
Investments purchased – when-issued/delayed-delivery settlement	3,639,647
Accrued expenses:
Management fees	52,753
Trustees fees	510
Distribution and service fees (12b-1)	16
Other	48,837
Total liabilities	25,529,855
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$49,728,375
Class I Shares
Net assets	$49,703,450
Common shares outstanding	4,977,917
NAV and offering price per common share	$9.98
Class A Shares
Net assets	$24,925
Common shares outstanding	2,500
Net asset value (“NAV”) per common share	$9.97
Offering price per common share (NAV per share plus maximum sales charge of 2.50% of offering price)	$10.23
Fund level net assets consist of:
Capital paid-in	50,100,000
Total distributable earnings	(371,625)
Fund level net assets	$49,728,375
Authorized shares – per class	Unlimited
Par value per common share	$0.01

See accompanying notes to financial statements.

Statement of Operations

For the period June 30, 2021 (commencement of operations) through September 30, 2021

(Unaudited)

Investment income	$668,308
Expenses
Management fees	128,217
Distribution and service fees (12b-1) – Class A Shares	48
Shareholder servicing agent fees	9,926
Interest expense	6,249
Custodian fees	2,550
Trustees fees	510
Professional fees	28,664
Shareholder reporting expenses	13,431
Federal and state registration fees	767
Total expenses before fee waiver/expense reimbursement	190,362
Fee waiver/expense reimbursement	(22,511)
Net expenses	167,851
Net investment income (loss)	500,457
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(315,602)
Change in net unrealized appreciation (depreciation) of investments	(402,103)
Net realized and unrealized gain (loss)	(717,705)
Net increase (decrease) in net assets applicable to common shares from operations	$(217,248)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

For the period June 30, 2021 (commencement of operations) through September 30, 2021 (Unaudited)
Operations
Net investment income (loss)	$500,457
Net realized gain (loss) from investments	(315,602)
Change in net unrealized appreciation (depreciation) of investments	(402,103)
Net increase (decrease) in net assets applicable to common shares from operations	(217,248)
Distributions to Shareholders
Dividends:
Class I Shares	(154,316)
Class A Shares	(61)
Decrease in net assets applicable to common shares from distributions to common shareholders	(154,377)
Fund Share Transactions
Proceeds from sale of common shares	50,000,000
Net increase (decrease) in net assets applicable to common shares from Fund share transactions	50,000,000
Net increase (decrease) in net assets applicable to common shares	49,628,375
Net assets applicable to common shares at the beginning of period	100,000
Net assets applicable to common shares at the end of period	$49,728,375

See accompanying notes to financial statements.

Financial Highlights

		Investment Operations			Less Distributions to Common Shareholders

Year Ended September 30,	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Common Share NAV

Class I (06/30)

2021(f)	$10.00	$0.11	$(0.10)	$0.01	$(0.03)	$—	$(0.03)	$9.98

Class A (06/30)

2021(f)	10.00	0.08	(0.09)	(0.01)	(0.02)	—	(0.02)	9.97

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 9/30:
2021(f)	$11,300	$5,401

	Common Share Supplemental Data/ Ratios Applicable to Common Shares
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Common Share Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.11%	$49,703	1.42	%*	1.37	%*	3.54	%*	1.25	%*	1.20	%*	3.71	%*	42%

(0.05)	25	2.08	%*	2.03	*	2.75	*	1.91	%*	1.86	*	2.91	*	42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 – Borrowing Arrangements.

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(f)	Unaudited. For the period June 30, 2021 (commencement of operations) through September 30, 2021.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

The fund covered in this report is Nuveen Enhanced High Yield Municipal Bond Fund (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a non-diversified, closed-end management investment company that continually offers its common shares of beneficial interest (“Common Shares”) and is operated as an “interval fund.” The Fund was organized as a Massachusetts business trust on May 22, 2019.

The end of the reporting period for the Fund is September 30, 2021, and the period covered by these Notes to Financial Statements is the fiscal period June 30, 2021 (commencement of operations) through September 30, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $100 thousand or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.50% if repurchased before the first day of the month in which the one-year anniversary of the purchase falls. Class I Shares are sold without an upfront sales charge.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

Organizational Expenses

Prior to the commencement of operations for the Fund on June 30, 2021, the Fund had no operations other than those related to organizational matters, the Fund’s initial contribution of $100,000, by the Adviser, and the recording of the Fund’s organizational expenses of $16,000 and their reimbursement by the Adviser.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Fund’s financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund’s financial statements.

Notes to Financial Statements (continued)

(Unaudited)

3. Investment Valuation and Fair Value Measurements

The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$65,982,109	$—	$65,982,109
Corporate Bonds	—	1,494,296	—	1,494,296
Short-Term Investments*:
Municipal Bonds	—	250,000	—	250,000
Total	$—	$67,726,405	$—	$67,726,405
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications, where applicable.

The Fund holds liabilities in floating rate obligations, which are not reflected in the tables above. The fair values of the Fund’s liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 – Portfolio Securities and Investments in Derivatives.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”)

created by or at the direction of the Fund. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as the Fund. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by the Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). The Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by the Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding
Floating rate obligations: self-deposited Inverse Floaters	$6,015,000
Floating rate obligations: externally-deposited Inverse Floaters	—
Total	$6,015,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters
Average floating rate obligations outstanding	$1,164,397
Average annual interest rate and fees	0.97%

Notes to Financial Statements (continued)

(Unaudited)

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, the Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations - Recourse Trusts
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$6,015,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—
Total	$6,015,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period aggregated $94,224,256 and $32,313,015, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/ delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which the Fund may invest, which are considered portfolio securities for financial reporting purposes, the Fund is authorized to invest in certain other derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Repurchase Offer

In order to provide liquidity to common shareholders, the Fund has adopted a fundamental investment policy, which may only be changed by a majority vote of shareholders, to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV, reduced by any applicable repurchase fee. Subject to approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 7.5% of the outstanding Common Shares at NAV. The Fund does not currently expect to charge a repurchase fee. However, the Fund may charge a repurchase fee of up to 2.00% of the repurchase proceeds, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the Common Shareholder whose Common Shares are being repurchased.

During the reporting period, the Fund did not engage in any repurchase offers.

Common Share Transactions

Transactions in Common Shares during the Fund’s current fiscal period, were as follows:

	For the period 6/30/21 (commencement of operations) through 9/30/21*
	Shares	Amount
Shares sold:
Class I	4,977,917	$50,075,000
Class A	2,500	25,000
Net increase (decrease)	4,980,417	$50,100,000
*	Prior to the commencement of operations, the Adviser owned 10,000 shares, which are still held as of the end of the current fiscal period.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (continued)

(Unaudited)

The following information is determined in accordance with income tax regulations, which may differ from U.S. GAAP.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2021.

Tax cost of investments	$67,906,253
Gross unrealized:
Appreciation	$562,707
Depreciation	(742,555)
Net unrealized appreciation (depreciation) of investments	$(179,848)

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For the next $1 billion	0.7500
For the next $3 billion	0.7250
For managed assets over $5 billion	0.7125

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2021, the complex-level fee for the Fund was 0.1536%.

The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2023, so that the total annual operating expenses of the Fund (excluding any distribution and/or service fees that may be applicable to a particular class of shares, issuance and dividend costs of Preferred Shares that may be issued by the Fund, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, litigation expenses and extraordinary expenses) do not exceed 1.25% of the average daily managed assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees.

Distribution and Service Fees

The Fund has adopted a Distribution and Servicing Plan for Class A Common Shares of the Fund. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its Common Shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to, among other things, impose distribution and shareholder servicing fees. The Distribution and Servicing Plan permits the Fund to compensate the Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, for using reasonable efforts to secure purchasers of the Fund’s Common Shares, including by providing continuing information and investment services and/or by making payments to certain authorized institutions in connection with the sale of Common Shares or servicing of shareholder accounts. Most or all of the distribution and/or service fees are paid to financial firms through which Shareholders may purchase or hold Class A Common Shares.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Fund did not engage in any cross-trade transactions.

As of the end of the reporting period, Nuveen and TIAA owned 100% of Fund shares.

8. Commitments and Contingencies

In the normal course of business, the Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Fund did not have any unfunded commitments.

From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. As of the end of the reporting period, the Fund is not subject to any material legal proceedings.

9. Borrowing Arrangements

Borrowings

During the current fiscal period, the Fund entered into a $20,000,000 (maximum commitment amount) borrowing arrangements (“Borrowings”) as a means of leverage. As of the end of the reporting period, the outstanding balance on these Borrowings was $11,300,000.

Interest is charged on the Borrowings at a rate per annum equal to 1-Month LIBOR plus 0.75%. The Fund also accrues a 0.125% per annum commitment fee on the undrawn portion of the Borrowings. The Fund also incurred a 0.10% upfront fee.

During the current fiscal period, the average daily balance outstanding (which was for the period September 29, 2021 through September 30, 2021) and average annual interest rate on the Fund’s Borrowings were $11,300,000 and 0.94%, respectively.

In order to maintain their Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. The Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

The Fund’s Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as components of “Interest expense” on the Statement of Operations.

Risk

Considerations (Unaudited)

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Enhanced High Yield Municipal Fund

Investing in interval funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. The Fund concentrates in non-investment grade and unrated bonds, as well as special situations municipal securities, with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes utilizes a significant amount of leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk. These and other risk considerations are described in more detail on the Fund’s web page at www.nuveen.com/HYIF.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	J0hn K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) 333 West 11th Street 5th Floor, Kansas City, MO 64105 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information directly from the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

∎

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater’’) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P Municipal Yield Index: Comprises all of the bonds in the S&P Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 or lower by Moody’s. The index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

TotaI Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets heId by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for approving the advisory arrangements of the Fund. A discussion of the Board’s approval in February 2021 of an amendment to the Fund’s initial investment management agreement is set forth in Part I below. A discussion of the Board’s approval in July 2021 of the renewal of the advisory arrangements of the Fund is set forth in Part II below.

PART I

The Board Members are responsible for approving advisory arrangements and, at a meeting held on May 21-23, 2019 (the “May 2019 Meeting”), were asked to approve the initial advisory arrangements for the Fund. At the May 2019 Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Original Investment Management Agreement”) pursuant to which Nuveen Fund Advisors, LLC (the “Adviser”) was expected to serve as investment adviser to the Fund and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) pursuant to which Nuveen Asset Management, LLC (the “Sub-Adviser”) was expected to serve as investment sub-adviser to the Fund. The Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” Subsequent to the May 2019 Meeting, but prior to the Fund’s launch, the Board, comprised all of Independent Board Members, approved at a meeting held on February 23-25, 2021 (the “February 2021 Meeting” and together with the May 2019 Meeting, the “Meetings”): (a) changes to the Fund’s name (i.e., the change to its current name), investment strategy, investment objective, and investment policies; and (b) an amendment to the Original Investment Management Agreement to reduce the contractual management fee (the “Amendment”). The Original Investment Management Agreement, as amended by the Amendment, is referred to as the “Investment Management Agreement.”

Although the Investment Company Act of 1940 (the “1940 Act”) requires that a fund’s advisory agreements be approved by the in-person vote of a majority of the Independent Board Members, the February 2021 Meeting was held virtually through the internet due to the challenges arising in connection with the COVID-19 pandemic. The virtual meeting was held in reliance upon certain exemptive relief the Securities and Exchange Commission had provided to registered investment companies granting temporary relief from the in-person voting requirements of the 1940 Act in connection with the pandemic.

To assist the Board in its evaluation of the Amendment, the Independent Board Members had received, in adequate time in advance of the February 2021 Meeting and/or at other meetings, materials that had been updated in certain respects since the May 2019 Meeting and outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by each Fund Adviser;

•	the expertise and background of each Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the proposed management fees of each Fund Adviser, including comparisons of the Adviser’s proposed revised management fee with the management fees of comparable funds; and

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds.

At the February 2021 Meeting and/or at other meetings, the Adviser made presentations to and responded to questions from the Board. During the February 2021 Meeting and/or at other meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Amendment. As outlined in more detail below, the Independent Board Members considered various factors they believed relevant with respect to the Fund. Each Board Member may have accorded different weight to the various factors and information discussed below in reaching his or her conclusions with respect to the Amendment.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

A.	Nature, Extent and Quality of Services

At the Meetings and/or at other meetings, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. In this regard, at the Meetings and/or at other meetings, the Independent Board Members have reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meetings and/or at other meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

In considering the services that were expected to be provided by the Fund Advisers, at the Meetings and/or at other meetings, the Board has recognized that the Adviser provides a vast array of services to the Nuveen funds, the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board has also noted the extensive resources, tools and capabilities the Adviser and its affiliates devote to the various operations of the Nuveen funds.

The Board has further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel would generally be responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. In this regard, the Board has recognized the relevant experience and expertise of the Sub-Adviser and the applicable investment personnel.

Based on its review and in reliance on the Adviser’s representation that the Adviser would not reduce the level of services to be provided to the Fund as a result of the Amendment, the Board found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Investment Management Agreement were satisfactory.

B.	Investment Performance

The Fund was new and, therefore, did not have its own performance history. However, based on information provided by the Adviser, it was expected that the Fund’s investment strategy would have certain similarities to that of the Nuveen High Yield Municipal Bond Fund (the “High Yield Fund”), a Nuveen open-end fund which had an inception date of June 7, 1999. At the February 2021 Meeting, the Board was provided with certain performance information relating to the Class I shares of the High Yield Fund, including average annualized total returns for the quarter, one-year, three-year, five-year, ten-year and since inception periods as of December 31, 2020.

C.	Fees, Expenses and Profitability
1.Fees	and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear taking into account the Amendment, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. The Independent Board Members were aware that the Fund would operate as an interval fund in the Nuveen fund family and that interval funds are continuously offered closed-end funds designed to be a hybrid between open- and closed-end funds. In this regard, shares of interval funds typically do not trade in the secondary market, but instead, interval funds periodically offer to repurchase a specified portion of their shares. As an interval fund, the Independent Board Members recognized the challenges in determining an appropriate peer group for the Fund and considered the rationale used to construct a peer group. The Independent Board Members noted that Lipper does not have an interval fund category, but places interval funds in their respective closed-end fund categories despite the different structures. Accordingly, the Independent Board Members considered the Adviser’s methodology in determining the peer group which began with a review of all funds identified in Lipper as interval funds and a selection of the appropriate peer funds based on asset class and credit profile. The Independent Board Members reviewed, among other things, the proposed advisory fee and estimated net total expense ratio for the Fund (based on both common net assets and managed assets), as well as comparative fee and expense data pertaining to the Fund’s peers determined as described in the preceding sentence. In addition, the Independent Board Members considered the temporary expense cap proposed by the Adviser. Further, the Independent Board Members were aware of the proposed sub-advisory fee for the Fund.

The Independent Board Members recognized that assets attributable to the Fund’s use of leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily “Managed Assets.” “Managed Assets” generally means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). “Total assets” for this purpose includes assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value. The Independent Board Members recognized that the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets (and, in turn, increasing the Adviser’s and the Sub-Adviser’s management fees), means that the Adviser and the Sub-Adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members noted, however, that the Adviser and the Sub-Adviser would seek to manage that potential conflict by recommending to the Board to leverage the Fund (or increase such leverage) when they determine that such action would be in the best interests of the Fund and by periodically reviewing with the Board the Fund’s performance and the impact of the use of leverage on that performance.

The Independent Board Members considered the proposed revised management fee rate as a percentage of Managed Assets before any fund-level and complex-wide breakpoints. Based on their review of the fee and expense information provided, the Independent Board Members determined that the management fee to be paid to the Adviser pursuant to the Investment Management Agreement was reasonable in light of the nature, extent and quality of services expected to be provided to the Fund.

2.	Comparisons with the Fees of Other Clients

At the Meetings and/or at other meetings, the Board has reviewed information regarding the fee rates that the Fund Advisers charge for certain other types of clients and the type of services provided to these other clients. In conjunction with municipal funds, with respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. Further, the Board has previously reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts. The Board recognized that the Nuveen complex did not have another interval fund at such time.

In considering the fee data of other clients, the Board has considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board has recognized the complexity and myriad of services the Adviser provides to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board has considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. In addition, the Board has considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board has recognized that the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

3.	Profitability of Fund Advisers

In conjunction with their review of fees, at the February 2021 Meeting and/or at other meetings, the Independent Board Members have considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board has previously reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for the 2018 and 2019 calendar years. The Board has also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.

In reviewing the profitability data, the Independent Board Members have recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members have reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board has also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board has recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members have noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board has also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.

As indicated above, the Independent Board Members have also considered the operating margins of Nuveen Investments, Inc. compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members have noted that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range. The Independent Board Members, however, have recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board has recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board has recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.

Based on a consideration of the information provided, the Board has noted that Nuveen’s level of profitability was acceptable and not unreasonable in light of the services provided. This conclusion did not change as a result of the Amendment.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

At the Meetings and/or at other meetings, the Board considered whether the Fund could be expected to benefit from any economies of scale. The Board has recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board has noted that Nuveen generally has employed these various methods with respect to the Nuveen funds. In this regard, the Board has noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. In general terms, the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. Accordingly, the Independent Board Members reviewed and considered the proposed management fees for the Fund, taking into account the fund-level and complex-level breakpoint schedules. The Independent Board Members recognized that the Fund would be a non-listed interval fund that continuously offers its shares and periodically offers to repurchase its shares, up to a specified percentage.

The Independent Board Members have also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on their review, the Independent Board Members concluded that the proposed fee structure for the Fund, taking into account the Amendment, was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information at the Meetings and/or at other meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. At the May 2019 Meeting, the Independent Board Members concluded that any indirect benefits expected to be received by the Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters. This conclusion did not change as a result of the Amendment.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement were fair and reasonable, that the Adviser’s fees were reasonable in light of the services expected to be provided to the Fund and that the Amendment should be and was approved on behalf of the Fund.

PART II

At a meeting held on May 25-27, 2021 (the “May 2021 Meeting”), the boards of trustees/directors of the Nuveen funds performed their annual review of the advisory and sub-advisory agreements with the Nuveen funds that were up for renewal. In conjunction with this annual review, the Board received extensive materials that covered an array of topics, including, among other things, a description of the nature, extent and quality of services the Fund Advisers have provided to the Nuveen funds; a review of product actions taken during 2020; a review of sub-advisers to the Nuveen funds (including the Sub-Adviser; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) or the complex; a description of the profitability or financial data of Nuveen and sub-advisers to the Nuveen funds (including the Sub-Adviser); and a description of indirect benefits received by the Adviser and sub-advisers (including the Sub-Adviser) as a result of their relationships with the Nuveen funds. To avoid the expiration of the Investment Management Agreement and the Sub-Advisory Agreement (collectively, the “Advisory Agreements”) prior to the next annual review of the advisory arrangements of the Nuveen funds, the Board considered the renewal of the Advisory Agreements at a meeting held on July 19, 2021 (the “July Meeting”). The Board considered the information provided at its prior meetings, including the Meetings and May 2021 Meeting, in its consideration of the renewal of the Advisory Agreements. During the July Meeting and/or at other meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the renewal of the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered various factors they believed relevant with respect to the Fund. Each Board Member may have accorded different weight to the various factors and information provided to the Board in reaching his or her conclusions with respect to the Advisory Agreements.

Although the 1940 Act requires the continuances of advisory contracts with investment companies to be approved at in-person meetings, the July Meeting was held virtually through the internet due to the challenges arising in connection with the COVID-19 pandemic. The virtual meeting was held in reliance upon certain exemptive relief the Securities and Exchange Commission had provided to registered investment companies granting temporary relief from the in-person voting requirements of the 1940 Act in connection with the pandemic.

A.	Nature, Extent and Quality of Services

At the Meetings and/or at other meetings, the Independent Board Members had considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. The Independent Board Members had reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies and the background and experience of the relevant investment personnel. The description of services that the Fund Advisers provide to the Nuveen funds was further supplemented at the May 2021 Meeting.

Based on its review, the Board found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the applicable Advisory Agreement were satisfactory.

B.	Investment Performance

As the Fund was new, the Board recognized that the Fund had too limited of performance history to make a meaningful assessment of performance.

C.	Fees, Expenses and Profitability
1.Fees	and Expenses

At the Meetings, the Board reviewed, among other things, the proposed management fee structure and net total expected expense ratio of the Fund (based on both common net assets and managed assets) in absolute terms as well as to that of comparable funds. As the Fund is an interval fund, the Independent Board Members recognized the challenges in developing an appropriate peer set and considered the methodology employed to create the peer set. In addition, the Independent Board Members considered the breakpoint schedule in the management fee structure (as described below) and the temporary expense cap proposed by the Adviser. Further, the Independent Board Members considered the proposed sub-advisory fee for the Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the management fees to be paid to the Fund Advisers were reasonable in light of the nature, extent and quality of services expected to be provided to the Fund.

2.	Comparisons with the Fees of Other Clients

At the Meetings and/or at other meetings, the Board has reviewed information regarding the fee rates that the Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. In conjunction with municipal funds, with respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. Further, the Board had previously reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts. The Board recognized that the Nuveen complex did not have another interval fund at such time. In considering the comparative data, the Board had considered the differences in, among other things, the amount, type and level of services, investment policies, investor profiles, account size, regulatory requirements and entrepreneurial, legal and regulatory risks incurred by the Adviser in operating investment companies compared to other types of clients, and that variations in the fee schedules between the Nuveen funds and other types of clients were justified given these differences.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, at the February 2021 Meeting and/or at other meetings, the Independent Board Members have considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. At its May 2021 Meeting, the Board further reviewed, among other things, updated financial data including Nuveen’s level of profitability for the Nuveen funds for the calendar years 2020 and 2019. In the profitability data, the Board had previously reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and profitability data comparing the margins of Nuveen with the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) over certain periods. In evaluating profitability data, the Independent Board Members were aware of the subjective nature in determining profitability as other reasonable and valid expense allocation methodologies could be employed and could lead to significantly different results. Accordingly, the Board had previously reviewed the methodology employed in developing the profitability data.

Aside from Nuveen’s profitability, as the Adviser is also a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (previously defined as “TIAA”), the Board also considered certain financial data of TIAA to consider the financial strength of TIAA. The Board has recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.

Based on a consideration of the information provided, the Board has noted that Nuveen’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

At the Meetings and/or at other meetings, the Board considered whether the Fund could be expected to benefit from any economies of scale. The Board has recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid and that Nuveen has generally employed these various methods. In this regard, the Board has noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. In general terms, the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. Accordingly, the Independent Board Members had considered the fund-level and complex-level breakpoint schedules. The Independent Board Members have also previously recognized the Adviser’s or its affiliates’ continued reinvestment in its business.

Based on their review, the Independent Board Members had concluded that the fee structure for the Fund was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information at the Meetings and/or at other meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. At the May 2019 Meeting, the Independent Board Members concluded that any indirect benefits expected to be received by the Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters and such conclusion had not changed.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that each Fund Adviser’s fees were reasonable in light of the services expected to be provided to the Fund and that each Advisory Agreement be renewed.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/interval-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	RSA-HYIF-0921P 1900409-INV-B-11/22

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Enhanced High Yield Municipal Bond Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: December 3, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: December 3, 2021